Income Taxes - Schedule of Income Tax Expense Differs from the Amount of Income Tax (Details)	12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Schedule of Income Tax Expense Differs from the Amount of Income Tax [Abstract]
Computed “expected” tax benefit	(21.00%)	(21.00%)
State taxes, net of federal benefit	(7.11%)	(7.11%)
Permanent differences	6.34%	6.11%
Increase in the valuation reserve	26.23%	24.80%
Effective income tax rate	4.46%	2.80%